UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the registrant ⌧

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
⌧	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to §240.14a-12

MID-SOUTHERN BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check all boxes that apply):

⌧	No fee required.

☐	Fee paid previously with preliminary materials:
N/A

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 27, 2023

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Mid-Southern Bancorp, Inc., to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 24, 2023, at 1:00 p.m., Eastern Time.

The Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we also will report on our operations. Directors and officers will be present to respond to any appropriate questions stockholders may have.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to promptly vote. You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Dana J. Dunbar

Dana J. Dunbar Chairman of the Board

MID-SOUTHERN BANCORP, INC.

300 N. WATER STREET
SALEM, INDIANA 47167

(812) 883-2639

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2023

Notice is hereby given that the 2023 annual meeting of stockholders of Mid-Southern Bancorp, Inc. will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 24, 2023, at 1:00 p.m., Eastern Time.

A proxy card and a proxy statement for the annual meeting are enclosed. The meeting is for the purpose of considering and acting upon:

Proposal 1.The election of three directors to each serve for a three-year term;

Proposal 2.	The ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
Proposal 3.	A stockholder proposal, if properly presented at the annual meeting.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on April 6, 2023 as the record date for the annual meeting (the “Record Date”). This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT
SECRETARY

Salem, Indiana
April 27, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2023.

Our proxy statement, proxy card and 2022 Annual Report to Stockholders are available at http://www.viewproxy.com/MSVB/2023. Directions to attend the annual meeting, where you may vote in person, can be found online at https://www.mid-southern.com/about-us/investor-relations/.

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. You may vote via the Internet or by telephone. Alternatively, a proxy card and self-addressed envelope are enclosed for your convenience. No postage is necessary if mailed in the United States.

PROXY STATEMENT OF MID-SOUTHERN BANCORP, INC. 300 N. WATER STREET SALEM, INDIANA 47167 (812) 883-2639

ANNUAL MEETING OF STOCKHOLDERS MAY 24, 2023

The Board of Directors of Mid-Southern Bancorp, Inc. is using this proxy statement to solicit proxies from our stockholders for use at our 2023 annual meeting of stockholders. The meeting will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 24, 2023, at 1:00 p.m., Eastern Time. We are first mailing the accompanying notice of annual meeting of stockholders and this proxy statement to stockholders on or about April 27, 2023.

The information provided in this proxy statement relates to Mid-Southern Bancorp, Inc. and its wholly-owned subsidiary, Mid-Southern Savings Bank, FSB. Mid-Southern Bancorp, Inc. may also be referred to as “Mid-Southern” or the “Company” and Mid-Southern Savings Bank, FSB may also be referred to as “Mid-Southern Savings Bank” or the “Bank.” References to “we,” “us” and “our” refer to Mid-Southern and, as the context requires, Mid-Southern Savings Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:Wednesday, May 24, 2023

Time: 1:00 p.m., Eastern Time

Place: Mid-Southern Savings Bank, FSB 300 N. Water Street, Salem, Indiana

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	The election of three directors to each serve for a three-year term;
Proposal 2.	The ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
Proposal 3.	A stockholder proposal, if properly presented at the annual meeting.

We will also transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on April 6, 2023 as the record date (the “Record Date”) for stockholders entitled to receive notice of and to vote at our annual meeting. Only holders of record of Mid-Southern’s common stock on that date are entitled to receive notice of and to vote at the annual meeting. You are entitled to one vote for each share of Mid-Southern’s common stock you own, unless you own more than 10 percent of Mid-Southern’s outstanding shares. As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10 percent of Mid-Southern’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10 percent limit unless our Board of Directors has granted permission in advance. On April 6, 2023, there were 2,885,039 shares of Mid-Southern’s common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the Record Date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a stockholder of record if your shares of Mid-Southern common stock are held in your name. If you are a beneficial owner of Mid-Southern common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Mid-Southern common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a stockholder of record.

Stockholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card. Voting instructions are included on your proxy card. Shares of Mid-Southern common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of each of our director nominees, FOR ratification of the selection of FORVIS, LLP as our independent registered public accounting firm for 2023, and AGAINST the stockholder proposal. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee (“nominee”), the nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to the nominee, the nominee may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.” The proposal to elect directors and the stockholder proposal are considered non-discretionary items under the rules governing brokers that are members of the New York Stock Exchange; therefore, you must provide instructions to the nominee in order to have your shares voted with respect to the election of directors and the stockholder proposal. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to the nominee, you must contact the nominee.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Mid-Southern Savings Bank, FSB Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees. Each participant may instruct the trustee how to vote the shares of Mid-Southern common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the trustee. If a participant properly executes the voting instruction sheet, the trustee is required to vote the participant’s shares in accordance with the participant’s instructions. Unallocated shares of Mid-Southern common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. The trustee of the ESOP is Ti-Trust, Inc.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Mid-Southern common stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 30 days or more, or if a new record date is set. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. In accordance with our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from the nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. Our Board of Directors unanimously recommends that you vote FOR the election of each of our director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

Ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock. Abstentions and broker non-votes will have no effect on the outcome of the voting on this proposal. Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent registered public accounting firm.

Vote Required to Approve Proposal 3: Stockholder Proposal

Approval of the stockholder proposal recommending that the Board engage an investment banking firm requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock. Abstentions and broker non-votes will have no effect on the outcome of the voting on this proposal. Our Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;
●	notifying the Secretary of Mid-Southern in writing before the annual meeting that you have revoked your proxy; or
●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 6, 2023, the Record Date, information regarding share ownership of:

●	those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Mid-Southern’s common stock other than directors and executive officers;
●	each director and director nominee of Mid-Southern;
●	each executive officer of Mid-Southern named in the Summary Compensation Table (the “Named Executive Officers”) appearing under “Executive Compensation” below; and
●	all current directors and executive officers of Mid-Southern as a group.

Persons and groups who beneficially own in excess of five percent of Mid-Southern’s common stock are required to file with the Securities and Exchange Commission (the “SEC”) reports disclosing their ownership under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”). To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Mid-Southern’s common stock as of the close of business on the Record Date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the Record Date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the Record Date, there were 2,885,039 shares of Mid-Southern common stock outstanding.

Name	Number of Common Shares Beneficially Owned (1)	Percent of Common Shares Outstanding

Beneficial Owners of More Than 5%

Mid-Southern Savings Bank, FSB ESOP (2) 300 N. Water Street Salem, Indiana 47167	200,875	6.96

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	214,544 (3)	7.44

MFP Partners, L.P., MFP Investors LLC, Jennifer C. Price 909 Third Avenue, 33rd Floor New York, New York 10022	169,485 (4)	5.87

Directors

Larry R. Bailey	19,394	*
Dana J. Dunbar	27,908 (5)	*
Trent L. Fisher	49,829 (6)	1.72
Eric A. Koch	87,080 (7)	3.02
Kermit A. Lamb	24,407 (8)	*
Brent A. Rosenbaum	26,779	*

Named Executive Officers

Alexander G. Babey**	42,696 (9)	1.48
Robert W. DeRossett	2,950	*
James O. King, III**	2,200	*

All executive officers and directors as a group (10 persons)	299,341	10.17

*	Less than 1% of shares outstanding.
**	Also a director of Mid-Southern.
(1)	Shares of restricted stock, as to which the holders have voting power but not investment power, are included as follows: Mr. Bailey, 3,664 shares; Mr. Dunbar, 3,886 shares; Mr. Fisher, 3,037 shares; Mr. Koch, 2,554 shares; Mr. Lamb, 3,724 shares; Mr. Rosenbaum, 3,054 shares; Mr. Babey, 5,570 shares; Mr. DeRossett, 2,000 shares; Mr. King, 1,600 shares; and all executive officers and directors as a group, 31,339 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the Record Date through the exercise of stock options: Mr. Bailey, 8,080 shares; Mr. Dunbar, 6,684 shares; Mr. Fisher, 9,180 shares; Mr. Lamb, 6,500 shares; Mr. Rosenbaum, 9,180 shares; Mr. Babey, 6,500 shares; Mr. DeRossett, 200 shares; Mr. King, 200 shares; and all executive officers and directors as a group, 57,104 shares.
(2)	The ESOP has sole voting power with respect to 152,359 shares, shared voting power with respect 48,516 shares and sole dispositive power with respect to 200,875 shares.
(3)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2023.
(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2021, in which each of MFP Partners, L.P., MFP Investors LLC, and Jennifer C. Price reported shared dispositive and voting power with respect to 169,485 shares of our common stock.
(5)	Includes 10,000 shares held jointly with his spouse.
(6)	Includes 2,346 shares held jointly with his spouse and 10,000 shares owned by his spouse.
(7)	Includes 7,720 shares held in an individual retirement account (“IRA”) and 74,310 shares held jointly with his spouse, which jointly-held shares are held in a margin account.
(8)	Includes 7,192 shares held jointly with his spouse.
(9)	Includes 23,346 shares held in an IRA.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members. In accordance with our Articles of Incorporation, the Board is divided into three classes with approximately one-third of the directors elected each year. The table below sets forth information regarding each nominee for director. The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as directors. Alexander G. Babey, Larry R. Bailey and Dana J. Dunbar currently serve as Mid-Southern directors and have been nominated to each serve a three-year term and have consented to being named in this proxy statement and serving if elected. It is intended that the proxies solicited by the Board of Directors will be voted for the election of these nominees. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

Our Bylaws provide that to be eligible to serve on the Board of Directors a person must not: (1) be under indictment for, or ever have been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) be a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) have been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, at the time of a person’s first election or appointment to the Board, a person must have maintained their principal residence within 120 miles of a branch office of the Company or its subsidiaries. The Bylaws also provide generally for mandatory retirement of a director at age 75 years.

The Board of Directors recommends a vote FOR the election of Alexander G. Babey, Larry R. Bailey and Dana J. Dunbar.

	Age as of	Year First Elected or	Term to
Name	December 31, 2022	Appointed Director (1)	Expire

Board Nominees

Alexander G. Babey	54	2016	2026 (2)
Larry R. Bailey	60	2013	2026 (2)
Dana J. Dunbar	73	2004	2026 (2)

Directors Continuing in Office

Trent L. Fisher	63	2005	2025
James O. King, III	49	2022	2024
Eric A. Koch	58	2019	2025
Kermit A. Lamb	74	2013	2024
Brent A. Rosenbaum	62	2014	2024

(1)For years prior to 2021, includes service on the Board of Directors of Mid-Southern Savings Bank.

(2)Assuming reelection.

Information Regarding Nominees for Election. Set forth below is the present principal occupation and other business experience during at least the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Mid-Southern. Unless otherwise stated, none of the corporations or organizations listed below is a parent, subsidiary or other affiliate of Mid-Southern.

Alexander G. Babey has been President and Chief Executive Officer of Mid-Southern since its formation in January 2018 and the President and Chief Executive Officer of Mid-Southern Savings Bank since October 2016. Prior to that, he was Executive Vice President and Chief Credit Officer from December 2013 until October 2016. He was a credit administration consultant from June 2013 until December 2013, having served as Executive Vice President and Senior Loan Officer of The BANK-Oldham County from May 2005 until its acquisition in May 2013. Mr. Babey brings a wealth of banking knowledge to our Board, with particular expertise in lending and experience at both large regional and community banks.

Larry R. Bailey has been with Indiana University Health since 1992 (Bloomington Hospital, Inc. before it joined Indiana University Health). Since January 2022, Mr. Bailey has served as Chief Operating Officer of Indiana University Health Bedford Hospital.  He was President of Indiana University Health Paoli from October 2015 to December 2021. Between October 2015 and December 2018, he was also President of Indiana University Health Morgan. Mr. Bailey is a Certified Public Accountant (Inactive) and also has a Master of Business Administration degree. He is a board member of the Boys & Girls Clubs of Bloomington. Mr. Bailey’s accounting qualifications and experience augments the Board’s financial expertise.

Dana J. Dunbar has served as the Chairman of the Board of Mid-Southern since its formation in January 2018. Mr. Dunbar has also served as the Chairman of the Board of Mid-Southern Savings Bank since 2013 and has served on the Board of Directors of Mid-Southern Savings Bank since 2003. Mr. Dunbar has been the owner of Dunbar & Co. Insurance LLC since 1983, President of D and P Foods, Inc. since 1987, President of Mitchell Arby’s, LLC since 2012, President of Bedford Arby’s, LLC since 2012 and Managing Director and Corporate Secretary of Burton & Dunbar Development Corporation since 1996. He possesses expertise in the insurance, real estate development and retail food industries. Mr. Dunbar has also served as a director of various banks for over 40 years.

Information Regarding Incumbent Directors. Set forth below is the present principal occupation and other business experience during at least the last five years of each director continuing in office, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Mid-Southern. Unless otherwise stated, none of the corporations or organizations listed below is a parent, subsidiary or other affiliate of Mid-Southern.

Trent L. Fisher is a retired Doctor of Veterinary Medicine. He owned Salem Veterinary Service, Inc. from 1989 until 2018. He served as a trustee of his church. Dr. Fisher is familiar with our market area and was a successful local business owner for many years.

James (Jimmy) O. King, III joined Mid-Southern Savings Bank in October 2021 as Executive Vice President and Senior Loan Officer. Prior to joining the Bank, he held several positions at King Southern Bank of Chaplin, Kentucky, with the last being President and Chief Executive Officer of King Southern Bank and its holding company, King Bancorp, Inc. from 2015 through May 2019. After King Bancorp, Inc. was acquired in May 2019 by Stock Yards Bancorp, Inc., the parent company of Stock Yards Bank & Trust in Louisville, Kentucky, Mr. King remained with the acquiring bank as Business Development Officer from May 2019 to October 2021 to assist in the transition of the customer base. Mr. King’s appointment to the Board was recommended by the Corporate Governance and Nominating Committee and approved by the Board.

Eric A. Koch has been an attorney in private practice for 33 years, currently with The Koch Law Firm, P.C., and has been President of Indiana Title Insurance Co., a title insurance agency, for the past eight years. He served as a member of the Indiana House of Representatives from 2002-2016 and has served as a member of the Indiana State Senate from 2016 to the present. Mr. Koch is a graduate of Georgetown University, where he earned a degree in business administration, and received his law degree from Indiana University School of Law. He has extensive professional experience in the fields of healthcare, real estate, and agriculture. Mr. Koch is a Certified Community Bank Director. He knows our market area well and brings decades of legal experience to our Board.

Kermit A. Lamb is a retired banker. Mr. Lamb was the President and Chief Executive Officer of Mid-Southern Savings Bank from May 2013 until October 2016. Prior to that, he served as Senior Vice President and Loan Officer of Mid-Southern Savings Bank from April 2002 until May 2013. Mr. Lamb has 46 years of banking experience with particular expertise in commercial, consumer, mortgage and agricultural lending.

Brent A. Rosenbaum has been a farmer and Partner/Farmer of Rosenbaum Farms LLC since 2000. Mr. Rosenbaum is a successful local business owner and is familiar with our market area, particularly the agricultural business.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Mid-Southern and Mid-Southern Savings Bank conduct their business through Board and committee meetings. During the year ended December 31, 2022, the Mid-Southern Board of Directors held thirteen meetings and the Bank Board of Directors held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards and committees on which he served during this period.

Committees and Committee Charters

The Mid-Southern Board of Directors has standing Audit, Compensation, and Corporate Governance and Nominating committees, and has adopted written charters for each of these committees. Copies of these charters are available on our website at https://www.mid-southern.com/about-us/investor-relations/.

Audit Committee

The Audit Committee, consisting of Directors Bailey (Chairman), Fisher and Koch, assists the Board in fulfilling its oversight responsibilities by reviewing financial information provided to others, Mid-Southern’s auditing, accounting and financial reporting processes, and the systems of internal control and risk management processes. It also has the sole authority to appoint or replace our independent registered public accounting firm and oversees the activities of our internal audit functions. The Audit Committee believes it has fulfilled its responsibilities under its charter. Mid-Southern’s Audit Committee met ten times during the year ended December 31, 2022 and Mid-Southern Savings Bank’s Audit Committee met thirteen times during this period.

Each member of the Audit Committee is “independent,” in accordance with the requirements for audit committee members of companies quoted on The NASDAQ Stock Market (“NASDAQ”). The Board of Directors has determined that Mr. Bailey meets the definition of “audit committee financial expert,” as defined by the SEC.

Compensation Committee

The Compensation Committee, consisting of Directors Dunbar (Chairman), Bailey, Rosenbaum, Fisher and Koch, sets the policies and compensation levels for our directors, officers and employees, and ensures that compensation policies are administered fairly and consistently. All members of this committee are independent. The Compensation Committee met three times during the fiscal year ended December 31, 2022.

The Committee meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits. The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers. The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers’ compensation and benefits.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Directors Fisher (Chairman), Bailey and Koch. This committee identifies qualified candidates for nomination to the Board, oversees the membership and performance of Board committees, reviews the Board’s performance, and develops corporate governance standards for the Board. The Corporate Governance and Nominating Committee met four times during the fiscal year ended December 31, 2022.

The Corporate Governance and Nominating Committee meets annually to nominate directors for election at the annual meeting. Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the meeting. In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide adequate representation of our market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all of these attributes. These criteria as well as viewpoint, skill, race and national origin are considered to provide for diversity on our Board of Directors. These diversity factors are considered when the Corporate Governance and Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits the current directors for names of potentially qualified candidates. Additionally, the Committee may request that the directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Mid-Southern. The Committee will consider director candidates recommended by our stockholders. If a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this proxy statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance. The Corporate Governance and Nominating Committee is responsible for initiatives to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and NASDAQ rules governing corporate governance. Mid-Southern has adopted policies to govern the activities of both Mid-Southern and Mid-Southern Savings Bank, including a Corporate Governance Policy, an insider trading policy and a Code of Ethics. The Corporate Governance Policy covers such matters as the following:

●	the composition, responsibilities and operation of our Board of Directors;
●	the establishment and operation of Board committees, including audit, nominating and corporate governance and compensation committees;
●	convening executive sessions of independent directors; and
●	our Board’s interaction with management and third parties.

Code of Ethics. On April 18, 2018 the Board of Directors adopted a Code of Ethics for our directors, officers, including the senior financial officers, and other employees. The Code of Ethics requires individuals to maintain the highest standards of professional conduct. The Code of Ethics is available on our website at https://www.mid-southern.com/about-us/investor-relations/. The Company will post any waivers to the Code of Ethics to our website.

Communications with Directors. A stockholder may communicate with the Board of Directors or any individual director by mailing a communication to the Corporate Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street, Salem, Indiana 47167. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to not take any action with respect to the communication or take appropriate legal action regarding the communication.

Annual Meeting Attendance. Mid-Southern encourages, but does not require, its directors to attend annual meetings of stockholders. All directors attended the 2022 annual meeting of stockholders.

Related-Party Transactions. Applicable law and regulations require that all loans or extensions of credit to executive officers, directors and their associates must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Mid-Southern Savings Bank has adopted a policy to this effect. At December 31, 2022, loans to all employees, officers and directors of the Bank totaled approximately $883,000, or 3% of Mid-Southern’s total stockholders’ equity. These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers and (3) did not involve more than the normal risk of collectability or present other unfavorable features when made. All loans to directors, executive officers and their interests will be approved in advance by the Board of Directors, noting the director’s or officer’s capacity. Directors and executive officers are required to abstain from voting and are not present while their own loans or loans of any immediate family members are discussed. Loans to executive officers and directors are made pursuant to Regulation O of the Federal Reserve Board. All loan approval and review procedures are governed by written policies.

Any transactions that would be required to be reported under this section of the proxy statement must be reviewed by our Audit Committee or another independent body of the Board of Directors. In addition, any transaction with a director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no more favorable than those that would be available to us from an unrelated third party through an arms-length transaction.

Director Independence. Our common stock is listed on The NASDAQ Capital Market. In accordance with NASDAQ rules, at least a majority of our directors must be independent directors. The Board has determined that five of our eight directors are independent, as defined by NASDAQ. Messrs. Bailey, Dunbar, Fisher, Koch and Rosenbaum are independent. Mr. Babey is not independent because he is our President and Chief Executive Officer. Mr. Lamb is not considered independent because he has an immediate family member who is a Senior Vice President of the Bank. Mr. King is not independent because he is Executive Vice President and Senior Loan Officer of the Bank.

Leadership Structure

Mid-Southern has separated the roles of Chairman and Chief Executive Officer. The Chairman, who is an independent director, leads the Board and presides at all Board meetings. The Board supports having an independent director in a Board leadership position and has had an independent Chairman for many years. Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management.

Board Involvement in Risk Management Process

As part of its overall responsibility to oversee the management, business and strategy of Mid-Southern, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks. The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment policies; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity, cybersecurity and problem assets. Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities. For example, the Audit Committee is responsible for oversight of the independent registered public accounting firm and meets directly with the firm at various times during the course of the year. The Company’s compensation policies and practices are evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model.

Hedging and Pledging Policies

The Company has a stock trading policy that, among other things, prohibits all of our employees (including executive officers) and directors from engaging in speculative trading in the Company’s shares, which prohibition includes any arrangement by which a stockholder or option holder changes his or her economic exposure to changes in the price of the stock. Prohibited arrangements include buying standardized put or call options, writing put or call options, selling stock short, buying or selling securities convertible into other securities, or merely engaging in a private arrangement where the value of the agreement varies in relation to the price of the underlying security. Such arrangements are prohibited because these transactions may give the appearance of improper trades and look disloyal. In addition, our stock trading policy prohibits all of our employees (including executive officers) and directors from holding the Company’s securities in a margin account or otherwise pledging these securities as collateral for a loan, except for pledges of securities in effect before the adoption of the Company’s insider trading policy.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for 2022, with the exception of Alexander G. Babey, a director and our President and Chief Executive Officer, and James O. King, III, a director and our Executive Vice President and Senior Loan Officer, whose compensation is included in the section entitled “Executive Compensation.” The directors do not have any non-equity incentive plan compensation, change in pension value or non-qualified deferred compensation earnings; therefore, these columns have been omitted from the table below.

		Fees earned or	Stock awards	Option awards	All other compensation
Name	Year	paid in cash ($)	($)(1)(2)	($)(1)(3)	($)	Total ($)

Larry R. Bailey	2022	30,200	14,548	6,165	--	50,913

Dana J. Dunbar	2022	38,700	3,339	8,220	1,000 (4)	51,259

Trent L. Fisher	2022	26,400	10,720	4,110	--	41,230

Eric A. Koch	2022	27,000	11,627	4,110	--	42,737

Kermit A. Lamb	2022	27,900	12,083	4,110	800 (4)	44,893

Brent A. Rosenbaum	2022	24,700	11,822	4,110	--	40,632

(1)	Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 13 of the Notes to Consolidated Financial Statements in Mid-Southern’s Annual Report on Form 10-K for the year ended December 31, 2022.
(2)	Consists of awards of restricted stock made on November 16, 2022, 20% of which vested immediately and 80% of which vest in equal installments of 20% per year beginning on November 16, 2023, in the following amounts: Mr. Bailey, 1,080 shares; Mr. Dunbar, 204 shares; Mr. Fisher, 795 shares; Mr. Koch, 880 shares; Mr. Lamb, 880 shares; and Mr. Rosenbaum, 880 shares. The directors had the following amounts of unvested restricted stock on December 31, 2022: Mr. Bailey, 3,664 shares; Mr. Dunbar, 3,886 shares; Mr. Fisher, 3,037 shares; Mr. Koch, 2,554 shares; Mr. Lamb, 3,724 shares; and Mr. Rosenbaum, 3,054 shares. Also consists of dividends paid on unvested shares in the following amounts: Mr. Bailey, $508; Mr. Dunbar, $687; Mr. Fisher, $385; Mr. Koch, $187; Mr. Lamb, $643; and Mr. Rosenbaum, $382.
(3)	Consists of awards of options to purchase common stock made on November 16, 2022, 20% of which vested immediately and 80% of which vest in equal installments of 20% per year beginning on November 16, 2023, in the following amounts: Mr. Bailey, 1,500 shares; Mr. Dunbar, 2,000 shares; Mr. Fisher, 1,000 shares; Mr. Koch, 1,000 shares; Mr. Lamb, 1,000 shares; and Mr. Rosenbaum, 1,000 shares. The directors had the following amounts of unvested options on December 31, 2022: Mr. Bailey, 3,145 shares; Mr. Dunbar, 3,170 shares; Mr. Fisher, 3,045 shares; Mr. Koch, 800 shares; Mr. Lamb, 2,375 shares; and Mr. Rosenbaum, 3,044 shares.
(4)	Consists of fees paid for service on the Board of Directors of Mid-Southern Investments, Inc., a subsidiary of the Bank.

Mid-Southern does not compensate the members of its Board of Directors for service on the Board or committees; all fees are paid by Mid-Southern Savings Bank for service to the Bank. All non-employee directors of Mid-Southern Savings Bank with the exception of the Chairman receive a monthly retainer of $1,000, a fee of $800 per month for each Board meeting attended and a fee of $300 per meeting for any special Board meeting. The Chairman of the Board receives a monthly retainer of $1,200, a fee of $1,000 per month for each Board meeting attended and a fee of $400 per meeting for any special, or other Board meeting. Non-employee directors serving on the Bank’s Loan and Audit Committees receive $200 per meeting attended with the chairperson of each committee receiving $400 per meeting attended. Non-employee directors serving on the Compensation Committee receive $200 per meeting attended with the chairperson receiving $250 per meeting attended. For the year following retirement, emeritus directors receive a monthly retainer of $500 and one-half the Board meeting fee for each meeting attended. Stock and option awards as director compensation may be granted at the discretion of the Compensation Committee in accordance with the 2019 Equity Incentive Plan.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town Board and committee meetings, industry conferences and continuing education seminars. Mid-Southern Savings Bank also pays the premiums on directors’ and officers’ liability insurance.

EXECUTIVE COMPENSATION

Summary Compensation Table

In accordance with the rules of the SEC, the following table shows information regarding compensation earned during the fiscal years ended December 31, 2022 and 2021 by our Named Executive Officers: (1) Alexander G. Babey, our principal executive officer; and (2) our two other most highly compensated executive officers who were serving as of the last day of our 2022 fiscal year were Robert W. DeRossett and James O. King, III.

				Stock awards	Option awards	All other compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	($)(1)	($)(2)	Total ($)

Alexander G. Babey	2022	195,000	18,375	39,652	4,110	19,789	276,926
President and Chief Executive Officer	2021	175,533	17,875	31,078	--	18,392	242,878

Robert W. DeRossett	2022	131,420	5,375	26,034	4,110	3,636	170,575
Chief Financial Officer

James O. King, III	2022	180,000	15,375	26,000	4,110	180	225,665
Executive Vice President and Senior Loan Officer

(1)	Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 of the Notes to Consolidated Financial Statements in Mid-Southern’s Annual Report on Form 10-K for the year ended December 31, 2022. Also consists of dividends paid on unvested shares in the following amounts: Mr. Babey, $652; and Mr. DeRossett, $34.
(2)	Consists of the following:

	401(k) matching	Life insurance	Car allowance
Name	contribution ($)	($)	($)	Total ($)
Alexander G. Babey	9,770	19	10,000	19,789
Robert W. DeRossett	3,621	15	--	3,636
James O. King, III	161	19	--	180

Employment and Severance Agreements

Employment Agreements. Mid-Southern Savings Bank entered into a revised three-year employment agreement with Mr. Babey on January 28, 2021. Following the initial term of Mr. Babey’s employment agreement, the term may be extended by the board for an additional 36-month period unless a termination notice is given by either Mid-Southern Savings Bank or Mr. Babey. The employment agreement is terminable by Mid-Southern Savings Bank for cause at any time and upon the occurrence of events specified by federal regulations. Under this agreement, for 2022 the base salary for Mr. Babey was $195,000, which was paid by Mid-Southern Savings Bank and may be increased at the discretion of the Board of Directors. The agreement states that Mr. Babey may participate in all benefit plans and arrangements generally available to employees of Mid-Southern Savings Bank and in any supplementary benefits provided to Mid-Southern Savings Bank’s senior executives. Mr. Babey’s agreement also provides him with a $10,000 annual car allowance. The agreement also provides that compensation may be paid in the event of a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

Change in Control Severance Agreement. We entered into a change in control severance agreement with Mr. King on October 28, 2021. The agreement provides that compensation may be paid to Mr. King in the event of a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of December 31, 2022 is presented for the Named Executive Officers.

	Option Awards (1)					Stock Awards (1)
							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying	Option		Units of	Units of
		Unexercised	Unexercised	Exercise	Option	Stock That	Stock That
	Grant	Options (#)	Options (#)	Price	Expira-	Have Not	Have Not
Name	Date	Exercisable	Unexercisable	($)	tion Date	Vested (#)	Vested ($)

Alexander G. Babey	12/18/19	6,300	1,575	13.34	12/18/29	1,170	15,222
	12/16/20	--	--	--	--	800	10,408
	12/15/21	--	--	--	--	1,200	15,612
	11/16/22	200	800	13.00	11/16/32	2,400	31,224

Robert W. DeRossett	12/18/19	--	--	--	--	--	--
	12/16/20	--	--	--	--	100	1,301
	12/15/21	--	--	--	--	300	3,903
	11/16/22	200	800	13.00	11/16/32	1,600	20,816

James O. King, III	12/18/19	--	--	--	--	--	--
	12/16/20	--	--	--	--	--	--
	12/15/21	--	--	--	--	--	--
	11/16/22	200	800	13.00	11/16/32	1,600	20,816

(1)	Awards made on December 18, 2019 vest as follows: 20% on the grant date and 20% on each of December 18, 2020, 2021, 2022 and 2023. Awards made on December 16, 2020 vest as follows: 20% on the grant date and 20% on each of December 16, 2021, 2022, 2023 and 2024. Awards made on December 15, 2021 vest as follows: 20% on the grant date and 20% on each of December 15, 2022, 2023, 2024 and 2025. Awards made on November 16, 2022 vest as follows: 20% on the grant date and 20% on each of November 16, 2023, 2024, 2025 and 2026.

Potential Payments Upon Termination or Change in Control

Employment Agreements. We have entered into an agreement with Mr. Babey that provides for potential payments upon a change in control. Mr. Babey’s employment agreement provides for a change in control payment if he terminates his own employment within 60 to 90 days following a change in control, or if his employment is terminated within two years following a change in control either by the successor to Mid-Southern Savings Bank or by Mr. Babey for good reason. The payment, which must be made within 30 days following the termination of employment, will have a value equal to two times the average of Mr. Babey’s taxable compensation includible in taxable income for the five years preceding the change in control.

Under the employment agreement, a “change in control” is deemed to occur if, at any time during the term of the agreement: (1) a person other than Mid-Southern or Mid-Southern Savings Bank becomes the beneficial owner of securities of Mid-Southern or Mid-Southern Savings Bank representing 50% or more of the combined voting power of Mid-Southern Savings Bank’s then outstanding securities; (2) during any period of two consecutive years, the incumbent board members no longer constitute a majority of the board; or (3) stockholders approve a definitive agreement to merge Mid-Southern with or into another company or to sell or otherwise transfer all of substantially of the Mid-Southern’s assets or to adopt a plan of liquidation. If Mr. Babey had experienced a change in control combined with a termination of employment on December 31, 2022, Mr. Babey would have received a lump sum payment of $385,784.

Severance Agreement. Mr. King’s severance agreement provides that if he terminates his own employment within 60 to 90 days following a change in control, or if his employment is terminated within two years following a change in control either by the successor to Mid-Southern Savings Bank or by Mr. King for good reason, Mid-Southern and Mid-

Southern Savings Bank will pay to him, within 60 days after the date of termination, a lump sum cash payment equal to twelve months of his then current base salary. Mr. King’s change in control severance agreement defines “change in control” similarly to the employment agreement of Mr. Babey. If Mr. King had experienced a change in control combined with a termination of employment on December 31, 2022, he would have received a lump sum payment of $180,000.

Equity Awards. The 2010 and 2019 Equity Incentive Plans provide that in connection with a change in control, all unexercisable options will become fully exercisable and all unvested awards of restricted stock will vest in full. If a change in control had occurred as of December 31, 2022, the value of acceleration of exercisability and vesting would have been as follows: for Mr. Babey, $72,474; for Mr. DeRossett, $26,028; and for Mr. King, $20,824.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to Mid-Southern’s audited financial statements for the year ended December 31, 2022:

●	The Audit Committee has completed its review and discussion of the 2022 audited financial statements with management;
●	The Audit Committee has discussed with the independent registered public accounting firm FORVIS, LLP the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees, and under the SEC and PCAOB applicable requirements;
●	The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and
●	The Audit Committee has, based on its review and discussions with management of the 2022 audited financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors, and the Board of Directors has approved, that Mid-Southern’s audited financial statements for the year ended December 31, 2022 be included in its Annual Report on Form 10-K for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Larry R. Bailey

Trent L. FisherEric A. Koch

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed FORVIS, LLP (formerly BKD, LLP; “FORVIS”) as our independent registered public accounting firm for the year ended December 31, 2023 and the appointment of FORVIS is being submitted to stockholders for ratification. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of FORVIS to our stockholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Mid-Southern and its stockholders. FORVIS served as our independent registered public accounting firm for the year ended December 31, 2022. A representative of FORVIS is not expected to be present, or to make any statement or respond to any questions, at the 2023 annual meeting.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed, or expected to be billed, to us by FORVIS for professional services rendered for the fiscal years ended December 31, 2022 and 2021.

	Year Ended December 31,
	2022	2021
Audit Fees (1)	$124,485	$98,300
Audit-Related Fees (2)	--	--
Tax Fees (3)	16,000	--
All Other Fees	--	--

(1)	Includes fees for the audit of the consolidated financial statements and review of interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. Also includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings including comfort letters and assistance with review of documents filed with the SEC.
(2)	Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation and consultation concerning financial accounting, reporting and regulatory standards.
(3)	Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of personal property tax returns, and tax payment and planning advice.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent registered public accounting firm in connection with the Audit Committee’s annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. For the year ended December 31, 2022, the Audit Committee approved all of the services provided by FORVIS that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

The Audit Committee of the Board of Directors determined that all of the services performed by FORVIS in fiscal year 2022 were not incompatible with FORVIS maintaining its independence.

PROPOSAL 3 – STOCKHOLDER PROPOSAL

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, J. David Rosenberg. As explained below in our statement of opposition, our Board unanimously recommends that you vote AGAINST the stockholder proposal.

J. David Rosenberg, 9 Grandin Lane, Cincinnati, OH 45208, has advised us that he is the beneficial owner of 45,947 shares of our common stock. Mr. Rosenberg has advised us that he plans to attend the annual meeting and present the below proposal. All statements in the following stockholder proposal are the sole responsibility of Mr. Rosenberg.

Stockholder Proposal

RESOLVED, that the Stockholders of Mid-Southern Bancorp, Inc. recommend that the Board of Directors immediately engage an investment banking firm experienced in community bank mergers and acquisitions to guide the Company in promptly taking steps to merge or sell Mid-Southern on terms that will maximize stockholder value.

Supporting Statement

Mid-Southern Bancorp, Inc. is a tiny institution competing for customers and talented employees in a rapidly changing industry requiring size and scale for efficient profitably. Since completion in July 2018 of its conversion to public ownership, Mid-Southern has failed to earn a satisfactory return on stockholders' invested capital. I think it unlikely Mid-Southern stockholders will receive an acceptable return on their investment in the foreseeable future through the Company's continued independent operation. In contrast, the sale or merger of the Company with a larger financial institution likely will provide stockholders a substantial premium over present market value. Mid-southern should take advantage of the rapid consolidation in the banking industry by selling or merging the Company.

Mid-Southern' s Tangible Book Value per Share declined from $15.42 at December 31, 2021 to $10.74 at September 30, 2022. Much of the decline in TBV is due to (i) to unrealized losses on available-for-sale securities in which the Company invested, and (ii) the Company purchasing its shares at large premiums to TBV, including the 2021 highly dilutive purchase of nearly 139,000 shares from an unnamed investor for $18 per share, a 13.7% premium to the stock's closing price the day before disclosure of the buyback and a 10.4% premium over the year-to-date high of $16.3.

Mid-Southern's earnings per share slowly have improved but remain well below a satisfactory return commensurate with the risk of stockholders' invested equity capital. The Company earned $0.55 per share for the nine months ended September 30, 2022 representing Return on Average Stockholders' Equity (annualized) of only 5.13%. Risk-free investment returns of over 4% per annum now are available on certificates of deposit.

Mid-Southern' s disappointing performance is evidenced in the price of its stock. The Company's shares closed at $12.82 on December 22, 2022 (the day on which this Stockholder Proposal was submitted to the Company), substantially unchanged from the $12.78 closing price of Mid-Southern' s shares at the end of September 2018.

The Company's unsatisfactory financial performance is especially distressing in the context of the risks associated with an equity investment in Mid-Southern. These risks include volatile interest rates, changing real estate values, expensive compliance with regulations and laws, technology developments, expensive cyber security, and intense competition from traditional and non-traditional financial institutions. Many non-traditional competitors enjoy advantages of less regulation and lower tax burdens than Mid-Southern.

Banks similar to Mid-Southern have merged with larger financial institutions, and stockholders of the acquired banks have received significant premiums over the pre-merger market price of their shares. Cost efficiencies associated with scalable technology reward larger institutions disproportionately, incenting banks to grow larger, faster.

The greatest long-term value for Mid-Southern stockholders will be realized through the prompt sale or merger of the Company.

Please vote FOR this proposal.

Board of Directors Statement in Opposition

The Board of Directors believes that the stockholder proposal recommending the engagement of an investment banking firm to sell the Company is unnecessary and not in the best interests of the Company or its stockholders for the reasons described below.

In the exercise of the Board’s fiduciary duties, the Indiana corporate statutes authorize the Board, in its discretion, to consider both the short-term and long-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects thereof on the Company's stockholders and the other corporate constituent groups and interests described in the corporate statutes. As part of the Board’s strategic planning process and exercise of its fiduciary duties, the Board regularly considers a variety of options and business alternatives for the Company, including engaging with investment banking firms to discuss strategic alternatives to maximize stockholder value.

Specifically, the Board has met with two experienced investment banking firms within the last year, and the Board remains open to engaging an investment banker when appropriate to evaluate a specific identified potential transaction for which investment banking advice would be beneficial. We believe that actively seeking a buyer would be a distraction to the Company and may damage our reputation with our clients by creating uncertainty. In addition, due to the nature of our business and the regulatory requirements the Company is subject to, appropriate potential acquirors are difficult to find.

We also believe that such an engagement in the immediate future is not in the best interests of the Company’s stockholders. The rapid rise in interest rates during 2022, the resulting industry-wide reduction in the fair value of securities portfolios, and the related bank runs resulting in the takeover by the FDIC of two banks in March 2023, have caused a current state of volatility in the capital and credit markets and uncertainty with respect to the health of the U.S. banking system. Adverse financial market and economic conditions can exert downward pressure on stock prices, security prices, and credit availability for certain issuers without regard to their underlying financial strength. The volatility resulting from the failures of these two banks has particularly impacted the price of securities issued by financial institutions, including ours. The Board is currently evaluating the short-term and long-term implications of the current volatility on the Bank, its competitors and potential strategic partners. Based on its review of the current marketplace and in consultation with its outside advisers, in the Board’s view, the current market is an especially inopportune time to explore a sale of the Bank.

The Company continues to pursue our business strategy of operating a well-capitalized and profitable community savings bank dedicated to providing high quality customer service and innovative new products. The Board is committed to executing the Company's business plan. In light of the broad authority vested in the Board of Directors by the Indiana corporate statutes and the deliberative process engaged by the Board of Directors throughout the year at its monthly meetings, the Board does not consider it appropriate or necessary for the stockholders to adopt the proposal recommending that the Company undertake the engagement of an investment banking firm, including the diversion of management attention, unless and until the Board determines in its discretion that such an engagement is advisable. The Board will continue to regularly review the Company’s business and prospects and, as part of the review and consistent with the exercise of its fiduciary duties, will consider whether strategic alternatives, such as a sale of the Company, will enhance stockholder value.

The Board believes that stockholders' interests are currently best served by the Company's pursuit of its strategy of building franchise value by pursuing a policy of strategic growth and remaining a community savings bank serving the needs of Southern Indiana and the Louisville, Kentucky area.

The Board of Directors unanimously recommends that you vote AGAINST Proposal Number 3.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Mid-Southern’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation. We have retained Alliance Advisors, LLC to act as a proxy solicitor in conjunction with the annual meeting. For proxy solicitation services, we have agreed to pay Alliance Advisors a fee of $10,000, plus (i) itemized charges based on the number of calls made and votes received by Alliance Advisors, and (ii) reasonable expenses for such services.

Mid-Southern’s 2022 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on April 6, 2023. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to us or by accessing our proxy materials online at http://www.viewproxy.com/MSVB/2023. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

A copy of Mid-Southern’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, will be furnished without charge to stockholders of record as of April 6, 2023 upon written request to Erica B. Schmidt, Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street, Salem, Indiana 47167.

STOCKHOLDER PROPOSALS

If a stockholder wishes to submit a proposal for possible inclusion in our annual meeting proxy statement and form of proxy for our 2024 annual meeting, the proposal must comply with Rule 14a-8 under the Exchange Act, and must be submitted to the Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street Salem, Indiana 47167. The Secretary must receive your proposal on or before the close of business on December 29, 2023.

In addition, our Bylaws establish advance notice procedures as to (1) business to be brought before an annual or special meeting of stockholders other than by or at the direction of our Board of Directors, and (2) the nomination, other than by or at the direction of our Board of Directors, of candidates for election as directors. To be timely, such advance notice must set forth the information required under the Bylaws and be received at the principal office of the corporation (a) if the annual meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting, notice must be received not later than the close of business on the 90th day (i.e., February 24, 2024) nor earlier than the close of business on the 120th day (i.e., January 25, 2024) in advance of the anniversary of the previous year's annual meeting; or (b) with respect to any other annual meeting of stockholders, notice must be received no earlier than the close of business on the 120th day before the annual meeting and not later than the close of business on the later of: (1) the 90th day before the annual meeting and (2) the close of business on the 10th day following the first date on which public disclosure of the date of the meeting was made.

In addition to satisfying the requirements under the Bylaws, stockholders who intend to solicit proxies in support of director nominees other than Mid-Southern’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to Mid-Southern at its principal executive offices no later than 60 calendar days before the anniversary date of the Annual Meeting (for the 2024 Annual Meeting, no later than March 25, 2024). However, if the date of the 2024 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days before the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT SECRETARY

Salem, Indiana

April 27, 2023

Mid-Southern Bancorp, Inc.

Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Votes submitted electronically must be

received by 1:00 a.m., Eastern Time, on

May 24, 2023.

Online

Go to www.FCRvote.com/MSVB or scan

the QR code - login details are located in

the shaded bar below.

Phone

Call toll free 1-866-402-3905 within

the USA, US territories & Canada

Save paper, time and money!

Sign up for electronic delivery at

www.FCRvote.com/MSVB

2023 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.The election as director of the nominees listed below:
For a Three-Year Term:
	For Withhold		For Withhold		For Withhold
01 – Alexander G. Babey	[ ] [ ]	02 – Larry R. Bailey	[ ] [ ]	03 – Dana J. Dunbar	[ ] [ ]

For Against Abstain
2. Ratification of the appointment of FORVIS, LLP as Mid-Southern Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.	[ ] [ ] [ ]

The Board of Directors recommends a vote AGAINST Proposal 3.
For Against Abstain
3. Approval of the stockholder proposal regarding hiring an investment banking firm, if properly presented at the annual meeting.	[ ] [ ] [ ]

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: http://www.viewproxy.com/MSVB/2023

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.FCRvote.com/MSVB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc. — Revocable Proxy

2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting - May 24, 2023

The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of Eric A. Koch, Trent L. Fisher and Brent A. Rosenbaum, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 24, 2023 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES, FOR RATIFICATION OF THE SELECTION OF FORVIS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023, AND AGAINST THE STOCKHOLDER PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the 2022 Annual Report to Stockholders.

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	[ ]

Mid-Southern Bancorp, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]
2023 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. The election as director of the nominees listed below:
For a Three-Year Term:
	For Withhold		For Withhold		For Withhold
01 – Alexander G. Babey	[ ] [ ]	02 – Larry R. Bailey	[ ] [ ]	03 – Dana J. Dunbar	[ ] [ ]

For Against Abstain
2. Ratification of the appointment of FORVIS, LLP as Mid-Southern Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2023	[ ] [ ] [ ]

The Board of Directors recommends a vote AGAINST Proposal 3.
For Against Abstain
3. Approval of the stockholder proposal regarding hiring an investment banking firm, if properly presented at the annual meeting.	[ ] [ ] [ ]

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: http://www.viewproxy.com/MSVB/2023

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc. — Revocable Proxy

2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting - May 24, 2023

The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of Eric A. Koch, Trent L. Fisher and Brent A. Rosenbaum with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 24, 2023 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES, FOR RATIFICATION OF THE SELECTION OF FORVIS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023, AND AGAINST THE STOCKHOLDER PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the 2022 Annual Report to Stockholders.

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)